UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 31, 2019 (January 31, 2019)

MOLINA HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	1-31719 (Commission File Number)	13-4204626 (IRS Employer Identification Number)

200 Oceangate, Suite 100, Long Beach, CA 90802
(Address of principal executive offices)

Registrant’s telephone number, including area code: (562) 435-3666

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01.  Entry into a Material Definitive Agreement.

Sixth Amendment to the Credit Agreement

On January 31, 2019 (the “Closing Date”), Molina Healthcare, Inc. (the “Company”) entered into a Sixth Amendment (the “Sixth Amendment”) to its existing Credit Agreement dated as of June 12, 2015 (as amended, the “Credit Agreement”), by and among the Company, the Guarantors party thereto, the Lenders party thereto, and SunTrust Bank, in its capacity as Administrative Agent.  Capitalized terms used herein and not otherwise defined have the meanings given to them in the Credit Agreement.

The Sixth Amendment amended and restated the Credit Agreement, Schedule I, and Exhibit 2.5 to the Credit Agreement in their entirety (other than the other schedules and exhibits to the Credit Agreement thereto not specified herein) and provided for, among other things, the following changes thereto:

●
A delayed draw term loan facility in an aggregate principal amount of $600.0 million (the “Term Loan”), under which the Company may request up to ten (10) advances, each in a minimum principal amount of $50.0 million, until eighteen (18) months after the Closing Date (“Delayed Draw Commitment Period”). The Term Loan will amortize in quarterly installments, commencing on the last day of the first fiscal quarter after the Delayed Draw Commitment Period, equal to the principal amount of the Term Loan outstanding on the last day of the Delayed Draw Commitment Period multiplied by an amortization payment percentage ranging from 1.25% to 2.50% (depending on the applicable fiscal quarter) for each fiscal quarter. The Company will pay a delayed draw ticking fee in an amount equal to 37.5 basis points (0.375%) per annum of the undrawn amount of the Term Loan commencing on the Closing Date and continuing until the last day of the Delayed Draw Commitment Period, payable quarterly;

●	An amendment to the provision regarding the Administrative Agent’s inability to determine Adjusted LIBOR, requiring the Company and the Administrative Agent to establish an alternate rate of interest;

●
An amendment requiring, in addition to the other existing requirements, the Company to deliver a compliance certificate to the Administrative Agent regarding compliance with certain financial covenants for any borrowing under the Term Loan;

●
The addition of definitions for “Benefit Plan”, “Delayed Draw Commitment”, “Delayed Draw Commitment Termination Date”, “Delayed Draw Term Loans”, “Latest Maturity Date”, “Maturity Date”, “Notice of Delayed Draw Borrowing”, “Required Revolving Lenders”, “Screen Rate”, and “Sixth Amendment Effective Date”; and

●	An amendment requiring Lenders to make representations with regards to certain matters relating to the Employee Retirement Income Security Act of 1974, as amended from time to time.

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In addition, pursuant to the terms of the Sixth Amendment, effective as of the Closing Date, Molina Pathways LLC (“Pathways”), a wholly owned subsidiary of the Company, was automatically and unconditionally released as a Guarantor under the Credit Agreement.  As of the Closing Date, and pursuant to the Sixth Amendment, no Guarantors were parties to the Credit Agreement.

Foregoing Summary Not Intended to be Complete

The foregoing summary of the Sixth Amendment does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Sixth Amendment and the exhibits and schedule thereto.  An executed copy of the Sixth Amendment and the exhibits and schedule thereto is being filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 8.01.  Other Events.

Effect of the Sixth Amendment on Guarantees of the Company’s 5.375% Senior Notes Due 2022

Immediately prior to the Closing Date, the Company’s 5.375% Senior Notes due 2020 (the “5.375% Notes”) were guaranteed by Pathways, as a Guarantor under the Credit Agreement.  The 5.375% Notes were issued pursuant to the terms of that certain Indenture, dated as of November 10, 2015, by and among the Company, the guarantors named therein and U.S. Bank National Association, as trustee (the “Trustee”), as supplemented by that certain First Supplemental Indenture, dated as of February 16, 2016, by and among the Company, the guarantors named therein and the Trustee (as supplemented, the “Indenture”).  Section 10.05(a)(6) of the Indenture provides, in relevant part, that if a guarantor under the Indenture is released from the underlying guarantee of indebtedness giving rise to the execution of a subsidiary guarantee, the subsidiary guarantee shall also be automatically and unconditionally released as a guarantor under the Indenture.  As discussed above, pursuant to the Sixth Amendment and effective as of the Closing Date, Pathways was released as a Guarantor under the Credit Agreement.  Accordingly, effective as of the Closing Date, Pathways was automatically and unconditionally released as a guarantor under the Indenture.  As of the Closing Date, none of the Company’s subsidiaries is a guarantor of the 5.375% Notes.

Item 9.01.  Financial Statements and Exhibits.

(d)            Exhibits:

Exhibit No.	Description

10.1
Sixth Amendment to Credit Agreement, dated as of January 31, 2019, by and among Molina Healthcare, Inc., the Guarantors party thereto, the Lenders party thereto, and SunTrust Bank, in its capacity as Administrative Agent, including the amended and restated Credit Agreement attached as Exhibit A thereto, the amended and restated Schedule I to the Credit Agreement attached as Exhibit B thereto and the amended and restated Exhibit 2.5 to the Credit Agreement attached as Exhibit C thereto.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOLINA HEALTHCARE, INC.

Date:	January 31, 2019	By:	/s/ Jeff D. Barlow
Jeff D. Barlow
Chief Legal Officer and Secretary

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EXHIBIT INDEX

Exhibit No.	Description

10.1
Sixth Amendment to Credit Agreement, dated as of January 31, 2019, by and among Molina Healthcare, Inc., the Guarantors party thereto, the Lenders party thereto, and SunTrust Bank, in its capacity as Administrative Agent, including the amended and restated Credit Agreement attached as Exhibit A thereto, the amended and restated Schedule I to the Credit Agreement attached as Exhibit B thereto and the amended and restated Exhibit 2.5 to the Credit Agreement attached as Exhibit C thereto.

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